QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

Section 906 CEO Certification

        I, Richard A. Montoni, Chief Executive Officer of MAXIMUS, Inc. ("the Company"), do hereby certify, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2009 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)) and

  2.
  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 17, 2009	/s/ RICHARD A. MONTONI Richard A. Montoni Chief Executive Officer

QuickLinks

  EXHIBIT 32.1
Section 906 CEO Certification